Exhibit 10.12

This Document Prepared By
and After Recording Return To:

Kyle W. Henderson

Chapman and Cutler LLP

111 West Monroe Street

Chicago, Illinois  60603

Space Above this Line Reserved for Recorder’s Use Only

NOTICE:  THIS INSTRUMENT SECURES FUTURE ADVANCES UNDER A REVOLVING CREDIT FACILITY THE PRIORITY OF WHICH DATE TO THE RECORDING DATE HEREOF.  THIS INSTRUMENT PROVIDES FOR VARIABLE RATES OF INTEREST.

SECOND SUPPLEMENT TO MORTGAGE AND
SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS

This Second Supplement to Mortgage and Security Agreement with Assignment of Rents dated as of July 31, 2003 (the “Supplement”) is being entered into by Florists’ Transworld Delivery, Inc., a Michigan corporation, formerly known as Florists’ Transworld Delivery Association, a Michigan not-for-profit corporation, with its principal place of business and mailing address at 3113 Woodcreek Drive, Downers Grove, Illinois 60515 (hereinafter referred to as “Mortgagor”), to Harris Trust and Savings Bank, an Illinois banking corporation with its principal place of business at 111 West Monroe Street, Chicago, Illinois 60603 (“Harris”), acting as administrative agent hereunder for the Lenders hereinafter identified and defined (Harris acting as such agent and any successor or successors to Harris in such capacity being hereinafter referred to as “Mortgagee”);

WITNESSETH THAT:

Whereas, Mortgagor did heretofore execute and deliver to Mortgagee that certain Mortgage and Security Agreement with Assignment of Rents dated September 27, 2001, and recorded in the Recorder’s Office of DuPage County, Illinois on September 28, 2001, as Document No. R2001-208079, as supplemented by that certain First Supplement to Mortgage and Security Agreement with Assignment of Rents dated as of September 27, 2002, and recorded in the Recorder’s Office of DuPage County, Illinois on October 4, 2002, as Document No. R2002-260314 (the “Mortgage”), encumbering the property described on Schedule I

Downers Grove, Illinois

attached hereto, in order to secure certain indebtedness of Mortgagor now or from time to time owing to Mortgagee; and

Whereas, the Mortgage currently secures, among other things, (i) those certain Revolving Notes of Mortgagor (the “Existing Revolving Notes”), payable to the order of the respective Lender named therein in the aggregate principal amount of $75,000,000 whereby Mortgagor promises to pay said principal amount (or such lesser amount as may be outstanding at the maturity thereof) on December 31, 2005, the maturity date thereof (the “Termination Date”) and (ii) Swing Line Notes of Mortgagor payable to the order of Harris and maturing no later than the Termination Date in an aggregate principal amount which when combined with the principal amount of loans outstanding under the Existing Revolving Notes and Letters of Credit (as defined below) from time to time, shall not at any one time exceed $75,000,000 (the “Swing Line Notes”), the Existing Revolving Notes and Swing Line Notes having been issued under, and subject to the provisions of, and bearing interest as provided in, that certain Amended and Restated Credit Agreement dated as of September 27, 2002 among Mortgagee, Mortgagor, FTD, Inc., a Delaware corporation (the “Parent”), FTD.COM INC., a Delaware corporation (“FTD.COM”), certain subsidiaries of the Parent as guarantors (the “Guarantors”) and the financial institutions party thereto (each of such banks from time to time party to the Credit Agreement being hereinafter referred to as a “Lender” and collectively as the “Lenders”) (said Amended and Restated Credit Agreement, as the same may be amended, modified or restated from time to time, being herein referred to as the “Credit Agreement”); and

Whereas, Mortgagor, the Parent, FTD.COM and the Guarantors have concurrently herewith entered into a First Amendment and Waiver to Amended and Restated Credit Agreement with Mortgagee and the Lenders bearing even date herewith (the “First Amendment”) whereby the parties have agreed, among other things, to add FTD.COM as a party which may borrow Revolving Loans under the Credit Agreement, and to amend various other terms and conditions set forth in the Credit Agreement; and

Whereas, pursuant to the First Amendment, FTD.COM is concurrently herewith executing and delivering Revolving Notes payable to the order of the respective Lender named therein in the aggregate principal amount of $75,000,000 whereby FTD.COM promises to pay said principal sum (or so much thereof as may be outstanding) at the maturity thereof on the Termination Date, together with interest thereon as set forth in the Credit Agreement (such Revolving Notes made by FTD.COM, and any and all notes issued in extension or renewal thereof or in substitution or replacement therefor, being hereinafter referred to as the “FTD.COM Revolving Notes”; and the FTD.COM Revolving Notes and the Existing Revolving Notes being hereinafter collectively referred to as the “Revolving Notes”); and

Whereas, pursuant to the Credit Agreement, Mortgagor has previously executed and delivered the Existing Revolving Notes and the Swing Line Notes (which Existing Revolving Notes and Swing Line Notes remain in full force and effect) in an aggregate principal amount which when combined with the principal amount of loans outstanding under the FTD.COM Revolving Notes and Letters of Credit (as defined below) from time to time, shall not at any one time exceed $75,000,000, payable to the order of the Lenders named thereon and maturing no later than the Termination Date (the Existing Revolving Notes, the FTD.COM Revolving Notes

and the Swing Line Notes, and any and all notes issued in extension or renewal thereof or in substitution or replacement therefor, being hereinafter collectively referred to as the “Restated Notes”); and

Whereas, pursuant to the terms of the Credit Agreement, Harris or certain other Lenders may from time to time issue letters of credit (the “Letters of Credit”) for the account of Mortgagor with expiry dates on or before the Termination Date in an aggregate face amount which, when combined with the principal amount of loans outstanding under the Revolving Notes from time to time, shall not at any one time exceed $75,000,000; and

Whereas, Mortgagor and its Subsidiaries may from time to time enter into one or more interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate hedging agreements, interest rate futures agreements, foreign currency contracts, currency swap contracts or similar agreements or arrangements with one or more of the Lenders or their affiliates, for the purpose of hedging or otherwise protecting Mortgagor or any such Subsidiary against changes in interest rates and currency exchange rates (the liability of Mortgagor or such Subsidiary in respect of such agreements and arrangements with such Lenders or affiliates being hereinafter referred to as “Hedging Liability”) (Mortgagee and the Lenders, together with any affiliates of the Lenders to whom any Hedging Liability is owed, being hereinafter referred to collectively as the “Secured Creditors” and individually as a “Secured Creditor”); and

Whereas, as a condition precedent to entering into the First Amendment and making certain other financial accommodations to Mortgagor and FTD.COM, Mortgagee requires Mortgagor, and to accommodate that requirement Mortgagor desires by this Supplement, to confirm and assure that all the real estate and other properties, rights, interests and privileges of Mortgagor which are currently subject to the lien of the Mortgage be and constitute collateral security for the indebtedness which is evidenced by the Restated Notes; and

Whereas, the Mortgage is to continue to secure all the indebtedness now secured thereby, this Supplement being executed and delivered to confirm and assure the foregoing;

Now, Therefore, for and in consideration of the execution and delivery by Mortgagee and the Lenders of the First Amendment, and other good and valuable consideration, receipt whereof is hereby acknowledged, the Mortgage shall be and hereby is supplemented and amended as follows, to wit:

To secure (i) the payment of the principal and premium, if any, of and interest on the Restated Notes as and when the same become due and payable (whether by lapse of time, acceleration or otherwise) and all advances now or hereafter made thereon, (ii) the payment of all sums due or owing with respect to Hedging Liability, (iii) the payment and performance of all obligations arising under any applications executed by Mortgagor in connection with any of the Letters of Credit, including the obligation of Mortgagor to reimburse the Mortgagee for any draws under the Letters of Credit, (iv) the payment of all other indebtedness, obligations and liabilities which the Mortgage as supplemented hereby secures pursuant to any of its terms, and (v) the performance and observance of the covenants and agreements contained in the Mortgage as supplemented hereby, the Credit Agreement, the Restated Notes and any other instrument or document securing any of the foregoing or setting forth terms and conditions applicable thereto (all of such indebtedness, obligations, agreements and liabilities described in clauses (i), (ii), (iii), (iv) and (v) above being hereinafter collectively referred to as the “indebtedness hereby secured”), Mortgagor does hereby grant, bargain, sell, convey, mortgage, warrant, assign, and pledge unto Mortgagee, its successors and assigns, and grant to Mortgagee, its successors and assigns a security interest in, all and singular that certain real estate lying and being in DuPage County in the State of Illinois described on Schedule I attached hereto and made a part hereof, together with all of the properties, rights, interests and privileges described in Granting Clauses I through VII, both inclusive, of the Mortgage, each and all of such Granting Clauses being hereby incorporated by reference herein with the same force and effect as though set forth herein in their entirety.  The foregoing grant of a lien is in addition to and supplemental of and not in substitution for the grant of the lien created and provided for by the Mortgage, and nothing herein contained shall affect or impair the lien or priority of the Mortgage as to the indebtedness which would be secured thereby prior to giving effect to this Supplement.

In order to induce Mortgagee and the Lenders to enter into the First Amendment, and to accept this Supplement, Mortgagor hereby further covenants and agrees with, and represents and warrants to, Mortgagee as follows:

1.                                       It is hereby agreed that all the indebtedness evidenced by the Restated Notes issued pursuant to the Credit Agreement shall be secured by the Mortgage in the same manner as if such indebtedness had been specifically described therein as indebtedness secured thereby.  All references to the Notes contained in the Mortgage shall be deemed to be references to the Restated Notes.

2.                                       Mortgagor hereby represents and warrants to Mortgagee that as of the date hereof each of the representations and warranties set forth in the Mortgage as supplemented hereby are true and correct and that no Event of Default (as such term is defined in the Mortgage), or any other event which with the lapse of time or the giving of notice, or both, would constitute such an Event of Default, has occurred and is continuing or shall result after giving effect to this Supplement.  Mortgagor hereby repeats and reaffirms all covenants and agreements contained in the Mortgage, each and all of which shall be applicable to all of the indebtedness secured by the Mortgage as supplemented hereby.  Mortgagor repeats and reaffirms its covenant that all the indebtedness secured by the Mortgage as supplemented hereby will be promptly paid as and when the same becomes due and payable.

3.                                       All capitalized terms used herein without definition shall have the same meanings herein as they have in the Mortgage.  The definitions provided herein of any capitalized terms shall apply to such capitalized terms as the same appear in the Mortgage as supplemented hereby, all to the end that any capitalized terms defined herein and used in the Mortgage as supplemented hereby shall have the same meanings in the Mortgage as supplemented hereby as are given to such capitalized terms herein.  Without limiting the foregoing, all references in the Mortgage to the term “indebtedness hereby secured” shall be deemed references to all the indebtedness, obligations and liabilities secured by the Mortgage as supplemented hereby; all references in the Mortgage to the term Notes shall be deemed references, collectively, to the Restated Notes and any and all notes issued in extension or renewal thereof or in substitution or replacement therefor; and all references in the Mortgage to the Credit Agreement shall be deemed references to the Credit Agreement as amended by the First Amendment and as the same may from time to time hereafter be further amended, modified or restated.

4.                                       All of the provisions, stipulations, powers and covenants contained in the Mortgage shall stand and remain unchanged and in full force and effect except to the extent specifically modified hereby and shall be applicable to all of the indebtedness, obligations and liabilities secured by the Mortgage as supplemented hereby.

5.                                       Mortgagor acknowledges and agrees that the Mortgage as supplemented hereby is and shall remain in full force and effect, and that the Mortgaged Premises are and shall remain subject to the lien and security interest granted and provided for by the Mortgage for the benefit and security of all the indebtedness hereby secured.  Without limiting the foregoing, Mortgagor hereby agrees that, notwithstanding the execution and delivery hereof, (i) all rights and remedies of Mortgagee under the Mortgage, (ii) all obligations of Mortgagor thereunder and (iii) the lien and security interest granted and provided for thereby are and as amended hereby shall remain in full force and effect for the benefit and security of all the indebtedness hereby secured, it being specifically understood and agreed that this Supplement shall constitute and be, among other things, an acknowledgement and continuation of the rights, remedies, lien and security interest in favor of Mortgagee, and of the obligations of Mortgagor to Mortgagee, which exist under the Mortgage as supplemented hereby.

6.                                       This Supplement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each of which when so executed shall be an original but all of which to constitute one and the same instrument.

7.                                       No reference to this Supplement need be made in any note, instrument or other document making reference to the Mortgage, any reference to the Mortgage in any of such to be deemed to be a reference to the Mortgage as supplemented hereby.  This instrument shall be construed and governed by and in accordance with the laws of the State of Illinois.

8.                                       Wherever herein any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements by or on behalf of Mortgagor, or by or on behalf of Mortgagee, or by or on behalf of the holder or holders of the indebtedness hereby secured contained in the Mortgage as supplemented hereby shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

In Witness Whereof, Mortgagor has caused these presents to be duly executed the day and year first above written.

FLORISTS’ TRANSWORLD DELIVERY, INC.

By	/S/ CARRIE A. WOLFE
	Name	Carrie A. Wolfe
	Title	CFO

Accepted and agreed to in Chicago, Illinois as of the day and year first above written.

HARRIS TRUST AND SAVINGS BANK, as Mortgagee

By	/S/ KIRBY M. LAW
	Name	Kirby M. Law
	Title	Vice President

State of Illinois	)
	)	SS.
County of DuPage	)

I, the undersigned, Notary Public in and for said County, in the State aforesaid, do hereby certify that Carrie Wolfe, CFO of Florists’ Transworld Delivery, Inc., a Michigan corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Carrie Wolfe appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

Given under my hand and notarial seal, as of this 29th day of  July, 2003.

/S/ BRENDA S. WILLEY
Notary Public

Brenda S. Willey
(Type or Print Name)

(Notarial Seal)

Commission Expires:

9-6-06

State of Illinois	)
	)	SS.
County of Cook	)

I, the undersigned, Notary Public in and for said County, in the State aforesaid, do hereby certify that Kirby M. Law, Vice President of Harris Trust and Savings Bank, an Illinois banking corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Vice President, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

Given under my hand and notarial seal, as of this 31st day of July, 2003.

/S/ NANCY J. SKODA
Notary Public

Nancy J. Skoda
(Type or Print Name)

(Notarial Seal)

Commission Expires:

Nov. 2, 2004

SCHEDULE I

LEGAL DESCRIPTION

Debtor

Florists’ Transworld Delivery, Inc.

Legal Description

File No.: CC201388

LOTS 1 AND 2 IN ESCHEM SUBDIVISION OF LOT 7 IN THE WOODCREEK BUSINESS PARK, BEING A SUBDIVISION OF LOT 7 IN WOODCREEK BUSINESS PARK RESUBDIVISION OF LOTS 1 THROUGH 14 AND VACATED EDGEBROOK PLACE, ALL IN WOODCREEK BUSINESS PARK, BEING A SUBDIVISION OF PARTS OF SECTIONS 25 AND 36, TOWNSHIP 39 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT OF SAID ESCHEM SUBDIVISION OF LOT 7 IN THE WOODCREEK BUSINESS PARK, RECORDED OCTOBER 22, 1985 AS DOCUMENT R85-91342 AND CERTIFICATE OF CORRECTION RECORDED DECEMBER 2, 1985 AS DOCUMENT R85-105018, IN DUPAGE COUNTY, ILLINOIS.

P.I.N. no.:	05-36-202-011
05-36-202-012
Property Address:	3113 Woodcreek Drive
Downers Grove, IL 60515